AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

         Payment Date: 17 March 2003
         Calculation Date: 11 March 2003

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Balance on
                                                     Prior Balance        Deposits          Withdrawals       Calculation Date
---------------------------------------------------------------------------------------------------------------------------------
                                                       11-Feb-03                                                       11-Mar-03

Lessee Funded Account                                           0.00               0.00               (0.00)                0.00
Expense Account (note ii)                               6,985,373.32       5,521,831.12       (6,451,837.97)        6,055,366.47
Collection Account (note iii)                         136,949,083.30      25,690,673.38      (27,083,717.30)      135,556,039.38
---------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                          -                                                           -
 -  Maintenance Reserve                                80,000,000.00                                               80,000,000.00
 -  Security Deposit                                   29,778,866.00                                               29,865,366.00
 -  Other Collections (net of interim withdrawals)     27,170,217.30                                               25,690,673.38
---------------------------------------------------------------------------------------------------------------------------------
Total                                                 143,934,456.62      31,212,504.50      (33,535,555.27)      141,611,405.85
---------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (February 11, 2003)         6,985,373.32
Transfer from Collection Account (previous Payment Date)          5,514,626.68
Transfer from Collection Account (interim deposit)                        0.00
Interest Earned during period                                         7,204.44
Payments during period between prior Calculation Date and
  the relevant Calculation Date:
 - Payments on previous Payment Date                             (2,963,452.55)
 - Other payments                                                (3,488,385.42)
                                                                ---------------
Balance on relevant Calculation Date (March 11, 2003)             6,055,366.47
--------------------------------------------------------------------------------


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (February 11, 2003)      136,949,083.30
Collections during period                                       25,690,673.38
Swap receipts (previous Payment Date)                                    0.00
Transfer to Expense Account  (previous Payment Date)            (5,514,626.68)
Transfer to Expense Account  (interim withdrawal)                        0.00
Net transfer to Lessee Funded Accounts                                   0.00
Aggregate Certificate Payments (previous Payment Date)         (15,837,677.56)
Swap payments (previous Payment Date)                           (5,731,413.06)
                                                              ----------------
                                                              ----------------
Balance on relevant Calculation Date (March 11, 2003)          135,556,039.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

 ===============================================================================
                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                              Priority of Payments
================================================================================
================================================================================
       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
       Priority of Payments
    (i)Required Expense Amount                                    12,500,000.00
   (ii)a) Class A Interest                                         2,210,774.25
       b) Swap Payments                                            4,372,770.03
  (iii)First Collection Account Top-up                            60,000,000.00
   (iv)Minimum Hedge Payment                                               0.00
    (v)Class A Minimum Principal                                           0.00
   (vi)Class B Interest                                              379,510.60
  (vii)Class B Minimum Principal                                   1,566,799.85
 (viii)Class C Interest                                            2,375,979.69
   (ix)Class D Interest                                            3,580,412.50
    (x)Second Collection Account Top-up                           50,070,367.00
   (xi)Class A Principal Adjustment Amount                         4,554,791.93
  (xii)Class C Scheduled Principal                                         0.00
 (xiii)Class D Scheduled Principal                                         0.00
  (xiv)Modification Payments                                               0.00
   (xv)Soft Bullet Note Step-up Interest                                   0.00
  (xvi)Class E Minimum Interest                                            0.00
 (xvii)Supplemental Hedge Payment                                          0.00
(xviii)Class B Supplemental Principal                                      0.00
  (xix)Class A Supplemental Principal                                      0.00
   (xx)Class D Outstanding Principal                                       0.00
  (xxi)Class C Outstanding Principal                                       0.00
 (xxii)Class E Supplemental Interest                                       0.00
(xxiii)Class B Outstanding Principal                                       0.00
 (xxiv)Class A Outstanding Principal                                       0.00
  (xxv)Class E Accrued Unpaid Interest                                     0.00
 (xxvi)Class E Outstanding Principal                                       0.00
(xxvii)Charitable Trust                                                    0.00
                                                             -------------------
Total Payments with respect to Payment Date                      141,611,405.85
      Less Collection Account Top-Ups ((iii) and (x)above)      (110,070,367.00)
                                                             ------------------
                                                                  31,541,038.85
                                                             ==================


===============================================================================
Note
Airplanes Group's $700 million subclass A-8 notes have an expected final payment date of March 15, 2003. Given current market conditions and the impact these conditions have had on our performance, we believe that such a refinancing at this time would not be economically viable and therefore will not proceed as scheduled.
In accordance with the terms of the subclass
A-8 notes, step-up interest of 0.50% per annum will begin to accrue on these notes from March
17, 2003 and will continue to accrue until they are repaid in full or refinanced. Under the schedule of required payment priorities applicable to Airplanes Group, step-up interest is payable after payment of expenses, interest, minimum principal and scheduled principal on the class A, class B, class C and class D notes and any aircraft modification payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes.

================================================================================

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated



(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                                            A-6              A-8                A-9           Class B
     Applicable LIBOR                                                 1.34000%         1.34000%           1.34000%          1.34000%
     Applicable Margin                                                0.34000%         0.37500%           0.55000%          0.75000%
     Applicable Interest Rate                                         1.68000%         1.71500%           1.89000%          2.09000%
     Interest Amount Payable                                        247,274.25       900,375.00       1,063,125.00        379,510.60
     Step Up Interest Amount                                              0.00             0.00               0.00              0.00

     Opening Principal Balance                                  196,249,401.24   700,000,000.00     750,000,000.00    242,112,027.51
     Minimum Principal Payment Amount                                     0.00             0.00               0.00      1,566,799.85
     Adjusted Principal Payment Amount                            4,554,791.93             0.00               0.00              0.00
     Supplemental Principal Payment Amount                                0.00             0.00               0.00              0.00
     Total Principal Distribution Amount                          4,554,791.93             0.00               0.00      1,566,799.85
     Redemption Amount
      - amount allocable to principal                                     0.00             0.00               0.00              0.00
      - premium allocable to premium                                      0.00             0.00               0.00              0.00
                                                             -----------------------------------------------------------------------
     Outstanding Principal Balance (March 17, 2003)             191,694,609.31   700,000,000.00     750,000,000.00    240,545,227.66
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                         Class C          Class D
     Applicable Interest Rate                        8.1500%         10.8750%
     Interest Amount Payable                    2,375,979.69     3,580,412.50

     Opening Principal Balance                349,837,500.00   395,080,000.00
     Scheduled Principal Payment Amount                 0.00             0.00
     Redemption Amount                                  0.00             0.00
      - amount allocable to principal                   0.00             0.00
      - amount allocable to premium                     0.00             0.00
     Actual Pool Factor                            0.9329000        0.9877000
                                             ---------------------------------
     Outstanding Principal Balance
        (March 17, 2003)                      349,837,500.00   395,080,000.00
------------------------------------------------------------------------------

Table of rescheduled Pool Factors                      n/a              n/a
  in the event of a partial redemption

(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------
                                  A-6         A-8           A-9       Class B
 Applicable LIBOR            1.28000%    1.28000%      1.28000%      1.28000%
 Applicable Margin           0.34000%    0.37500%      0.55000%      0.75000%
 Applicable Interest Rate    1.62000%    1.65500%      1.83000%      2.03000%

-----------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                            A-6          A-8           A-9      Class B

     Opening Principal Amount            1,962.49      7,000.00      7,500.00    2,421.12
     Total Principal Payments              (45.55)         0.00          0.00      (15.67)
                                       ---------------------------------------------------
     Closing Outstanding Principal
       Balance                           1,916.95      7,000.00      7,500.00    2,405.45

     Total Interest                          2.47          9.00         10.63        3.80
     Total Premium                           0.00          0.00          0.00        0.00
------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                              Class C          Class D

     Opening Principal Amount                3,498.38         3,950.80
     Total Principal Payments                    0.00             0.00
                                             --------------------------
     Outstanding Principal Balance           3,498.38         3,950.80

     Total Interest                             23.76            35.80
     Total Premium                               0.00             0.00
-----------------------------------------------------------------------